Exhibit 99.20

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-E

KEY PERFORMANCE FACTORS
July 31, 2000



        Expected B Maturity                                         4/15/02


        Blended Coupon                                              6.8501%



        Excess Protection Level
          3 Month Average   5.80%
          July, 2000   5.99%
          June, 2000   5.42%
          May, 2000   5.99%


        Cash Yield                                  19.22%


        Investor Charge Offs                         4.57%


        Base Rate                                    8.66%


        Over 30 Day Delinquency                      4.81%


        Seller's Interest                           11.87%


        Total Payment Rate                          14.13%


        Total Principal Balance                     $55,010,319,976.67


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $6,529,119,458.18